UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2008

SFSB, Inc.
(Exact Name of Registrant as Specified in its Charter)

United States	000-51037	20-2077715
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 Churchville Road
Bel Air, Maryland	21015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 443-265-5555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2 (b))

____	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))

Section 5 - Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    The Board of Directors of the Company adopted amendments to Article II, Sections 14 and 15 of the Company’s Bylaws (the “Bylaws”), effective upon adoption on August 4, 2008. The revisions revise the provisions relating to the notice that a shareholder nominating a person for director of the Company or wishing to bring new business before the annual meeting of shareholders must provide to the nominating committee or secretary to require such notice to include certain information with respect to the extent to which the shareholder providing the notice has entered into any hedging transaction or other arrangement with the effect or intent or otherwise managing benefit, loss or risk of share price changes or increasing or decreasing such shareholder’s voting power in the Company’s securities. The revisions also require this information be provided for persons that hold shares of the Company’s stock of record or beneficially and are (i) controlling or acting in concert with the shareholder providing the notice, (ii) the beneficial owner of shares of the Company’s common stock held of record by the shareholder giving the notice, or (iii) any affiliate of such a person (a “Shareholder Associated Person”). In addition, the revisions clarify that the shareholder notice should provide information with respect to the number of shares held both of record and beneficially by the shareholder providing the notice and any Shareholder Associated Person as well as the name and address of any such Shareholder Associated Person. Finally, the revisions provide that no person shall be eligible to serve as a director of the Company unless nominated in accordance with the procedures set forth in the Bylaws and that no new business shall be brought before a meeting of stockholders except in accordance with the Bylaws.

In addition, the revisions to Article II, Section 15 clarify that the advance notice provisions set forth therein apply with respect to all matters to be brought before the Company’s annual meeting by a shareholder, whether or not the proxy rules set forth under the Securities Exchange Act of 1934 apply to such matter.

Finally, the Board added a new Section 16, Article II to the Bylaws to clarify that in addition to complying with the Bylaws, shareholders must also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to director nominations and the proposal of new business.

The full text of the Bylaws, as amended and restated, is filed as Exhibit 3.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

3.1	Bylaws of SFSB, Inc., as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFSB, INC.
Date: August 5, 2008

By:  /s/ Philip E. Logan

Philip E. Logan, President